UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section (a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

BIOATLA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 24, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of BioAtla, Inc. on Wednesday, June 14, 2023 at 8:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at www.proxydocs.com/BCAB. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investors—Events & Presentations section of our website at www.bioatla.com.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about April 24, 2023, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 17, 2023 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the Internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,
/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.
Co-founder, Chief Executive Officer and Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 14, 2023: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE FREE OF CHARGE AT www.proxydocs.com/BCAB.

BIOATLA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 24, 2023

Time and Date:	June 14, 2023 at 8:00 a.m. Pacific Time.
Place:	The Annual Meeting will be held on Wednesday, June 14, 2023 at 8:00 a.m. Pacific Time via live webcast on the internet at www.proxydocs.com/BCAB.
Items of Business:
1.
Elect the three Class III directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2026 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

2. Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of BioAtla, Inc. for the fiscal year ending December 31, 2023.
3. Approve, by a non-binding advisory vote, the executive compensation of our named executive officers.
4. Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Record Date:	Only holders of record of common stock at the close of business on April 17, 2023 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.
Proxy Voting:

With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 17, 2023, the record date.

For questions regarding your stock ownership, you may contact us through our Investors/Resources/Contact IR section of our website www.bioatla.com or, if you are a registered holder, contact our transfer agent, Pacific Stock Transfer Company, by telephone at (702) 361-3033 or by email at info@pacificstocktransfer.com.

By Order of the Board of Directors,

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.
Co-founder, Chief Executive Officer and Chairman of the Board of Directors

- i -

BIOATLA, INC.

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON Wednesday, JUNE 14, 2023

April 24, 2023

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of our board of directors of BioAtla, Inc. (“BioAtla”) for use at BioAtla’s 2023 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on Wednesday, June 14, 2023 at 8:00 a.m. Pacific Time via live webcast on the internet at www.proxydocs.com/BCAB. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “BioAtla” refer to BioAtla, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will mail, on or about April 24, 2023, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 17, 2023. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2022, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What is the purpose of the meeting?

A:

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?

A:	Stockholders will be asked to vote on the following three proposals at the meeting:

1.
to elect Jay M. Short, Ph.D., Scott Smith and Edward Williams as Class III directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;
2.
to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.
to approve, by a non-binding advisory vote, the executive compensation of our named executive officers.

Q:	Could matters other than Proposals One, Two or Three be decided at the meeting?

A:

Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of BioAtla, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•
“FOR ALL” the nominees to the board of directors (Proposal One);
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal Two); and
•
“FOR” the executive compensation of our named executive officers as disclosed in this Proxy Statement (Proposal Three).

Q:	Who may vote at the Annual Meeting?

A:

Holders of record of our common stock as of the close of business on April 17, 2023, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 47,637,321 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by BioAtla.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. In most instances, you can do this over the internet, or if you have received or requested a hard copy of the proxy statement and accompanying voting instruction form, you may mark, sign, date and mail your voting instruction form using the envelope your broker, bank or other nominee provides. The materials that were sent to you have specific instructions for how to submit your vote and the deadline for doing so. If you would like to revoke your proxy, you must follow the broker, bank or other nominee’s instructions on how to do so.

Because you are not the stockholder of record, you are required to obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Q:	How do I vote?

A.

You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may:

•
vote by telephone or through the internet—in order to do so, please follow the instructions shown on your Notice or proxy card;
•
vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or
•
vote in person—you may virtually attend and participate in the Annual Meeting online at www.proxydocs.com/BCAB and vote your shares electronically before the polls close during the Annual Meeting.

Votes submitted by telephone or through the internet must be received prior to the start of the meeting. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you may be required to obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form. You must also register in advance to attend and participate in the meeting www.proxydocs.com/BCAB.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote by internet or telephone?

A.

If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:	What shares can I vote?

A:

Each share of BioAtla common stock issued and outstanding as of the close of business on April 17, 2023 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 17, 2023, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 17, 2023.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal Two, including Proposals One and Three. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•
Proposal One: Each director shall be elected by a plurality of the votes properly cast on the election of directors, meaning that the three individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
•
Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
•
Proposal Three: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Because the vote is advisory, it will not be binding upon our board of directors. However, the compensation committee of our board of directors will take into account the outcome of the vote when considering the future executive compensation of our Named Executive Officers as disclosed in the Proxy Statement.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:

•
granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•
providing a written notice of revocation to BioAtla’s Corporate Secretary at BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121, prior to your shares being voted, or
•
participating in the Annual Meeting and voting electronically online at www.proxydocs.com/BCAB. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.proxydocs.com/BCAB.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Annual Meeting in person?

A:

There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 17, 2023, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q.	How can I participate in the Annual Meeting?

A:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.proxydocs.com/BCAB and registering in advance. You will also be able to vote your shares electronically at the Annual Meeting by following the instructions you receive via email.

The meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time to check your audio/video connections and settings. We plan to have a webcast replay which will be posted to the Investors – Events & Presentations section of our website, which is located at www.bioatla.com.

Q:	Can I submit questions prior to the meeting?

A:	No, you can only submit questions during the meeting.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the toll-free technical support line you receive in your email prior to the start of the meeting.

Q.	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

•
view our proxy materials for the meeting through the internet; and
•
instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at investors@bioatla.com to arrange for inspection of the list at our corporate headquarters, 11085 Torreyana Road, San Diego, California 92121.

Q:	Who will tabulate the votes?

A:	A representative of Mediant Communications, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are BioAtla stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or BioAtla that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121 or (3) contact our Investor Relations department by email at investors@bioatla.com or by telephone at (858) 558-0708. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my BioAtla shares or need to change my mailing address?

A:

You may contact our transfer agent, Pacific Stock Transfer Company, by telephone at (702) 361-3033, by email at info@pacificstocktransfer.com or by U.S. mail at 6725 Via Austi Pkwy Ste 300, Las Vegas, Nevada, 89119, if you have questions about your BioAtla shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

Q:

What are the requirements to propose actions, including director nominations, to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2024 Annual Meeting, or for consideration at our 2024 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals, including director nominations, for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 11085 Torreyana Road, San Diego, California 92121. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2024 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 26, 2023 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2024 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:

•
not earlier than the close of business on February 15, 2024, and
•
not later than the close of business on March 15, 2024.

If we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after June 14, 2024 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified BioAtla of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, BioAtla does not need to present the proposal for vote at such meeting.

In addition, stockholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on our website, www.bioatla.com, in the website’s “Investors/Governance” section. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.

Board Leadership Structure and Risk Oversight

Our board of directors is currently chaired by Jay M. Short, Ph.D., who also serves as our Chief Executive Officer. Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the board of directors, as our board of directors believes it is in our best interest to make that determination based on our position and direction and the membership of the board of directors. Our board of directors has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our board of directors as a whole. We have a governance structure in place, including independent directors, designed to ensure the powers and duties of the dual role are handled responsibly. We do not have a lead independent director.

Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. In connection with its reviews of our operations and corporate functions, our board of directors addresses the primary risks associated with those operations and corporate functions. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational, environmental, social, and governance (“ESG”) risks, and more recently, risk exposures related to COVID-19. In addition, our board of directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.

Each of our board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer and Chief Financial Officer report to the audit committee and are responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management, including risks related to cybersecurity matters. Our nominating and corporate governance committee assesses risks related to our corporate governance practices, ESG matters, the independence of our board of directors and monitors the effectiveness of our governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

Board Diversity

We believe the board is most effective when it embodies a diverse range of views, backgrounds and experience. Diversity is considered in the broadest sense, including, among other attributes, reflecting geography, age, gender, leadership, perspectives, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the Board. While the nominating and corporate governance committee does not have a formal policy on diversity with regard to consideration of director nominees, the nominating and corporate governance committee considers diversity in its selection of nominees and endeavors to include women and minority candidates in the qualified pool from which Board candidates are chosen.

The below table provides information related to the composition of our board members and nominees. Each of the categories listed in the table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 17, 2023)*

Total Number of Directors 7

	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4	—	—
Number of Directors who Identify in Any of the Categories Below:
African American or Black	—	1	—	—
White	3	3	—	—

* Per Nasdaq’s board diversity requirements, inapplicable categories have been omitted.

Independence of Directors

The Nasdaq listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors conducts an annual review of the independence of our directors. Our board of directors has determined that none of the nominees and members of our board of directors other than Dr. Short and Mr. Smith has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our nominees and the current members of our board of directors other than Dr. Short and Mr. Smith is “independent” as that term is defined under the rules of Nasdaq. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investors/Governance section of our website, which is located at www.bioatla.com. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.

Audit Committee

Our audit committee is currently composed of Mary Ann Gray, Ph.D., who is the chair of our audit committee, Sylvia McBrinn, and Edward Williams. The composition of our audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Dr. Gray qualifies as an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

As more fully described in its charter, our audit committee, has responsibility for, among other things:

•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;
•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained therein and discussing the statements and reports with our independent auditors and management;
•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters; and
•
reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics.

Compensation Committee

Our compensation committee is currently composed of Sylvia McBrinn, who is the chair of our compensation committee, Susan Moran, M.D., M.S.C.E. and Lawrence Steinman, M.D. The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.

As more fully described in its charter, our compensation committee, has responsibility for, among other things:

•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;
•
reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the compensation and other terms of employment of our executive officers;
•
reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;
•
reviewing and making recommendations to the full board of directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•
administering our equity incentive plans and establishing policies with respect to equity compensation arrangements; and
•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us.

Our compensation committee is authorized to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors, as it sees fit, to assist in carrying out their responsibilities and functions, including the oversight of our overall compensation philosophy, compensation plans and benefits programs and our executive compensation programs and related policies. In 2022, the compensation committee continued to retain the services of Aon Radford (“Radford”), which is part of the Rewards Solutions practice at Aon plc, to provide advice and recommendations on competitive market practices and to evaluate our executive and non-employee director compensation programs and practices and to provide advice and ongoing assistance on our equity programs. Radford provided no other services to the Company in 2022.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed of Lawrence Steinman, M.D., who is the chair of our nominating and corporate governance committee, Susan Moran, M.D., M.S.C.E. and Mary Ann Gray, Ph.D. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.

As more fully described in its charter, our nominating and corporate governance committee, has responsibility for, among other things:

•
identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;
•
determining the minimum qualifications for service on our board of directors;
•
evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;
•
evaluating, nominating and recommending individuals for membership on our board of directors;
•
evaluating nominations by stockholders of candidates for election to our board of directors;
•
considering and assessing the independence of members of our board of directors;
•
developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application and recommending to our board of directors any changes to such policies and principles; and
•
considering questions of possible conflicts of interest of directors as such questions arise.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee during 2022 included Ms. McBrinn, Dr. Moran and Dr. Steinman. None of the members of our compensation committee in 2022 was at any time during 2022 or at any other time one of our officers or employees, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2022, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2022, our board of directors met four times and our audit committee, compensation committee and nominating and corporate governance committee met seven, four and three times, respectively.

During 2022, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of the directors who were members of our board at the time of our 2022 annual meeting of stockholders attended the annual meeting of stockholders in 2022.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairman and independent directors) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

BioAtla, Inc.
11085 Torreyana Road
San Diego, California 92121
Attn: Corporate Secretary

Code of Conduct and Whistleblower Policy

We have adopted a Company Code of Conduct and Whistleblower Policy that applies to all of the members of our board of directors, officers and employees. Our Company Code of Conduct and Whistleblower Policy is posted on the Investors/Governance/Overview section of our website, which is located at www.bioatla.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth below under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. Our nominating and corporate governance committee considers possible candidates from any source, including stockholders, for nominees for directors. All stockholder nominees for director will be considered by the nominating and corporate governance committee in the same manner as any other nominee. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class III will stand for election at the Annual Meeting. The terms of office of directors in Class I and Class II expire at our Annual Meetings of Stockholders to be held in 2024 and 2025, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the three Class III nominees named below be elected as a Class III director for a three-year term expiring at our 2026 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations and lengths of service on our board of directors as of April 24, 2023 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Jay M. Short, Ph.D.	65	Co-founder, Chief Executive Officer and Chairman	July 2020
Scott Smith	61	Director	July 2020
Edward Williams(1)	67	Director	December 2021

(1)
Member of our audit committee

Jay M. Short, Ph.D. cofounded BioAtla in March 2007 and has served as Chairman and Chief Executive Officer since that time. He founded the E.O. Wilson Biodiversity Foundation, a public charity, and served as its President and Chairman from its inception in October 2005 through July 2008. In 1994, Dr. Short co-founded Diversa Corporation (now BASF Corporation), a biotechnology company focusing on enzyme and antibody development. He served as Director and Chief Technology Officer throughout his eleven year tenure. In 1998, he was named President, then Chief Executive Officer in February 1999 and led its initial public offering in 2000. From 1994 to 2008, Dr. Short also served as a director of Invitrogen (now Thermo Fisher Scientific). From its founding until 1994, Dr. Short served as President of Stratacyte Corporation, an antibody engineering company and subsidiary of Stratagene Cloning Systems, Inc. (now Agilent Technologies, Inc.), a biotechnology company. From 1985 through 1994, he also served in various roles including as Vice President of Research & Development and Operations. In 2006, Dr. Short was shortlisted by the editors of Nature Biotechnology as a personality making the most significant contribution to biotech in the past decade. In 2001, Dr. Short received San Diego’s 2001 E&Y Entrepreneur of the Year Award and was the recipient of the two first place awards granted by UCSD, Connect Innovative Product Program, for pioneering cloning of human antibodies in bacteria and transgenic genotoxicity assay systems. He has authored more than 100 peer reviewed publications and is named inventor of over 500 issued patents. Dr. Short received his Ph.D. in Biochemistry from Case Western Reserve University in Cleveland, Ohio and his B.A. with honors in Chemistry from Taylor University in Upland, Indiana. Dr. Short has also attended and received Director Certification from the UCLA Anderson School of Business.

Our board of directors believes Dr. Short’s perspective and experience as our co-founder and Chief Executive Officer and his broad experience in the biotechnology and biopharmaceutical industry, as well as his proven management experience in our industry, provide him with the qualifications and skills to serve on our board of directors.

Scott Smith has served as Chief Executive Officer of Viatris Inc. since April 1, 2023. Prior to this role, Mr. Smith served as President of BioAtla from September 2018 to February 2023 and has 30 years of biotechnology and biopharmaceutical industry experience. In his 10 years at Celgene, a global biopharmaceutical company, from September 2008 to April 2018, his leadership role expanded from Vice President of Global Marketing for Inflammation & Immunology, to Global Head of that division, to President of the Inflammation & Immunology Franchise to his appointment in 2017 as Celgene’s President and Chief Operating Officer. With a particular emphasis and interest in immunology, Mr. Smith drove the growth of Celgene’s Inflammation and Immunology division from 13 to more than 1,300 persons worldwide and oversaw the clinical development, global registration and commercial success of the blockbuster drug Otezla®. Mr. Smith served in various positions at Pharmacia, a pharmaceutical company, from August 1987 until it was acquired by Pfizer in 2003. He also served in various positions including General Manager Canada, General Manager US and Vice President and Head of Global Commercial Operations from July 2003 to August 2008 at Biovail, where he was responsible for sales and marketing, creating and executing commercial and business development strategies and contributing to regulatory and clinical development strategies. Mr. Smith also serves on the board of directors of Viatris Inc., Triumvira Immunologics and Apexigen, Inc. Mr. Smith previously served on the board of Titan Pharmaceuticals, Inc. from January 2017 until December 2020 and F-Star Therapeutics, Inc. (formerly Spring Bank Pharmaceuticals, Inc.) from August 2018 until November 2020. Mr. Smith received both his BSc degree in Chemistry and Biology and his HBSc degree in Pharmacology and Toxicology from the University of Western Ontario and his Masters of International Business Management from the Thunderbird School of Global Management.

Our board of directors believes Mr. Smith’s broad experience in the biotechnology and biopharmaceutical industry, as well as his proven management experience in our industry, provide him with the qualifications and skills to serve on our board of directors.

Edward Williams has served on our board as a director since December 2021. From 2006 to January 2017, Mr. Williams served as Senior Vice President of Biopharmaceuticals at Novo Nordisk Inc., a global healthcare company, where he was responsible for the general management of Novo Nordisk’s biotechnology business and increased that sector’s revenue three-fold by achieving market leadership in all three of its therapeutic areas including orphan biotech drugs and devices. He was recognized as Global General Manager of the Year, and he served on the global boards of strategy, commercial, marketing, management and business development. From 2003 to 2006, Mr. Williams was Vice President of Sales of the Respiratory and Dermatology business unit at Novartis Pharmaceuticals Corp. Mr. Williams began his career in biopharmaceuticals in 1980 with The Upjohn Company (Pharmacia, now Pfizer) in marketing and sales roles, rising to Regional Vice President of Sales for the Northeast Region in 2001–2003 and National Vice president of the acquired Searle Sales Force. From March 2020 to September 2022, Mr. Williams served as Special Advisor to the CEO at Ascendis Pharma, a clinical stage and commercial biopharmaceutical company. Additionally, he served as interim US Chief Commercial Officer at Ascendis Pharma from August 2020 to May 2021. From January 2018 to December 2022, Mr. Williams also served on the board of Catalyst Biosciences, Inc., a clinical stage biopharmaceutical company. Mr. Williams’ further served on the board of directors of the Biotechnology Innovation Organization (BIO). Mr. Williams received his B.S. in biology and chemistry from Marshall University.

Our board of directors believes Mr. Williams’ valuable experience and insight in the pharmaceutical business provide him with the qualifications and skills to serve on our board of directors.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 24, 2023 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class I Directors:
Sylvia McBrinn(1)(2)	70	Director	June 2021
Class II Directors:
Mary Ann Gray, Ph.D.(1)(3)	70	Director	December 2020
Susan Moran, M.D., M.S.C.E.(2)(3)	53	Director	December 2020
Lawrence Steinman, M.D.(2)(3)	75	Director	July 2020

(1)
Member of our audit committee
(2)
Member of our compensation committee
(3)
Member of our nominating and corporate governance committee

Sylvia McBrinn has more than 30 years of executive, operational and commercial leadership experience in the biopharmaceutical industry. Ms. McBrinn currently serves in various advisory roles, including as Executive in Residence at Yale University since March 2021, Strategic Advisor to Propel Bio Partners, a venture capital fund, since March 2022, and Member of the Life Science Council of Springboard Enterprises, a nonprofit organization whose mission is to accelerate the growth of entrepreneurial companies led by women, since 2014. Ms. McBrinn co-founded and was Chief Executive Officer of Axerion Therapeutics, Inc. (now known as ReNetX Bio, Inc.), a biotech company, from 2009 to 2012. Prior to that, from 2005 to 2008, she served as Head, U.S. Organization of Vernalis Pharmaceuticals, Inc., a biotechnology company, where she built and led its U.S. commercial organization, and from 2003 to 2004, she served as Executive Vice President and General Manager, Brand Pharmaceuticals of Andrx Laboratories, Inc., where she was responsible for leading its branded product division. Ms. McBrinn also held various positions at Pharmacia Corporation, a pharmaceutical company, from 1986 until it was acquired by Pfizer Inc. in 2003, including Vice President, Global and US Marketing, Bextra (Cox-2) from 2000 to 2003, Vice President, Global and US Marketing, Neurology from 1998 to 2000 and Vice President, Marketing, U.S. Marketing Company from 1997 to 1998. Ms. McBrinn received her B.S. in Biology from DeSales University and MBA from Widener University.

Our board of directors believes Ms. McBrinn’s extensive experience in the biopharmaceutical industry, including her experience in the commercialization and marketing of biopharma products across many therapeutic areas, as well as her expertise in commercial planning, marketing development, product launch and building commercial organizations, provide her with the qualifications and skills to serve on our board of directors.

Mary Ann Gray, Ph.D. has been a board member of public biotechnology companies for over 15 years and has held positions of audit committee chair, compensation committee chair and lead independent director. She has served on the boards of Keros Therapeutics, Inc. since December 2020, RAPT Therapeutics, Inc. since December 2019, Palisade Bio, Inc. (formerly Seneca Biopharmaceuticals, Inc.) since April 2021 and Compass Therapeutics, Inc. since April 2022. During her career as a board member she has also served on several other boards including Dyax Corp. from November 2004 until January 2016, Juniper Pharmaceuticals from April 2016 to August 2018, Sarepta Therapeutics Inc. from December 2018 to June 2022, Senomyx from 2010 to December 2018, Galena Biopharma from April 2016 to December 2017, TetraLogic from November 2014 to November 2016 and Acadia Pharmaceuticals from 2005 to June 2016. Dr. Gray has been President of Gray Strategic Advisors, LLC since April 2004, a biotechnology strategic planning and advisory firm. Following an early career as a research scientist, she spent time in scientific positions at biotech and pharmaceutical companies. This was followed by over 7 years as a sell-side research analyst and over 4 years as a portfolio manager at the Federated Kaufmann Fund. Dr. Gray holds a B.S. in biology from University of South Carolina, a Ph.D. in pharmacology from the University of Vermont, and completed her post-doctoral work at Northwestern University Medical School and at the Yale University School of Medicine.

Our board of directors believes Dr. Gray’s expertise and experience in the life sciences industry, her experience as a director of other companies in our industry and her educational background provide her with the qualifications and skills to serve on our board of directors.

Susan Moran, M.D., M.S.C.E. has over 20 years of industry and academic experience, successfully leading programs through IND clearance to full regulatory approval. Most recently, Dr. Moran has served as Chief Medical Officer of RayzeBio, Inc. since July 2021. Prior to that, since March 2018, Dr. Moran was Chief Medical Officer at QED Therapeutics, Inc., an affiliate of BridgeBio Pharma, Inc., where she oversaw clinical development of infigratinib. Prior to QED, Dr. Moran was at Puma Biotechnology, Inc. from 2014 to February 2018, contributing to the approval of Nerylnx®. She was Senior Medical Director until December 2016 when her role expanded to Vice President and Head of Clinical Development. Dr. Moran has played roles in the development, registration, and post-marketing support of products for breast, prostate, thyroid, bile duct, urothelial, and neuroendocrine cancer, as well as multiple sclerosis and other disorders. She is a board-certified internist and has served on the faculty of the University of Pennsylvania School of Medicine and Harvard Medical School. Dr. Moran received her B.A. from the University of Virginia, M.D. from Duke University, and M.S. in Clinical Epidemiology from the University of Pennsylvania School of Medicine.

Our board of directors believes Dr. Moran’s expertise and experience in the life sciences industry and her educational background provide her with the qualifications and skills to serve on our board of directors.

Lawrence Steinman, M.D. is a professor of neurology and neurological sciences, pediatrics and genetics at Stanford University, where he has been a professor since 1980. Dr. Steinman’s research focuses on the causes of relapses and remissions in multiple sclerosis, or MS, the molecules that serve as a constraint on brain inflammation and the search for vaccines for autoimmune diseases. To date, Dr. Steinman has developed two antigen-specific therapies, using DNA vaccines, for MS and type 1 diabetes. Specifically, research in Dr. Steinman’s laboratory led to the development of the drug Tysabri (natalizumab), which is used to treat patients with Crohn’s Disease. He has received a host of awards for his research and has been elected to the National Academy of Sciences and the National Academy of Medicine. Since August 2020, Dr. Steinman has served as the Executive Chairman of the board of Pasithea Therapeutics Corp., a biotech company he co-founded in 2020. Since November 2020, Dr. Steinman has served as the Executive Co-Chairman of the board of 180 Life Sciences Corp., a biotech company he co-founded in 2013. Prior to starting his position as Executive Co-Chairman of 180 Life Sciences Corp., Dr. Steinman served as Co-Chairman and has been a member of its board since April 2019. Dr. Steinman served as a member of the advisory board of BioAtla, LLC from April 2016 to July 2020 and served as a scientific advisor to BioAtla, LLC from April 2014 to May 2016. Dr. Steinman also served on the board of directors of Atreca, Inc., a biotechnology company focusing on developing novel therapeutics for applications in cancer treatment from January 2012 to August 2019. Dr. Steinman received his B.A. from Dartmouth College and his M.D. from Harvard University.

Our board of directors believes Dr. Steinman’s extensive scientific research and experience as a director of various biotechnology companies, combined with his world-renowned expertise in biological molecules and immunology, provide him with the qualifications and skills to serve on our board of directors.

Family Relationships

There are no family relationships among our directors and executive officers.

Director Compensation

Director Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our board during the fiscal year ended December 31, 2022.

Dr. Short and Mr. Smith are not included in the table below, as they were employed as our Chief Executive Officer and President, respectively, and received no compensation for their service as directors in fiscal year 2022. The compensation received by each of Dr. Short and Mr. Smith as an employee is shown in “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)(4)	All Other Compensation ($)	Total ($)
Lawrence Steinman, M.D.	66,250	32,951	—	99,201
Susan Moran, M.D.	61,250	32,951	—	94,201
Mary Ann Gray, Ph.D.	73,750	32,951	—	106,701
Sylvia McBrinn	71,875	34,898	—	106,773
Edward Williams	49,582	32,951	—	82,533
Guy Levy(1)	33,668	—	—	33,668

(1)
The term of Mr. Levy’s service on our board expired at the 2022 Annual Meeting of Stockholders in June 2022.
(2)
Our non-employee directors received an annual retainer fee plus any additional annual fees due for service on our committees in the amounts described under “Non-Employee Director Compensation Arrangements.”
(3)
The amounts shown in this column reflect the aggregate grant-date fair value of the options granted in fiscal year 2022, as calculated in accordance with FASB ASC Topic 718. See Note 7 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for further information about the assumptions underlying the calculations made with respect to the option grants noted in this table.
(4)
On June 16, 2022, Messrs. Steinman and Williams and Mses. Moran, Gray, and McBrinn were each granted 20,000 stock options with an exercise price per share of $2.48, pursuant to the Company’s 2020 Equity Incentive Plan, which vest on the earlier of the day of the Annual Meeting or the one-year anniversary of the grant date, subject to the director’s continued service through such vesting date. Ms. McBrinn was also granted 5,695 stock options with an exercise price of $39.64 per share, pursuant to the Company’s 2020 Equity Incentive Plan, of which one-third vested on the grant date and the remaining vest in 24 equal installments each month over the two-year period following the grant date, subject to her continued service through each vesting date.

Our non-employee directors who served in 2022 held the following number of unexercised stock options and unvested restricted stock units (“RSUs”) as of December 31, 2022.

Name	Stock Options Outstanding	Unvested Restricted Stock Units
Lawrence Steinman, M.D.	20,000	4,958
Susan Moran, M.D.	20,000	4,103
Mary Ann Gray, Ph.D.	20,000	4,103
Sylvia McBrinn	32,309	—
Edward Williams	36,667	—
Guy Levy	—	—

Non-Employee Director Compensation Arrangements

We maintain a non-employee director compensation program which is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Our non-employee director compensation policy, as amended and restated in December 2022, provides that each non-employee director will receive the following compensation for service on our board:

•
an annual cash retainer of $40,000;

•
an additional annual cash retainer of $7,500, $5,000 and $4,000 for service as a member of each of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an additional annual cash retainer of $15,000, $10,000 and $8,000 for service as chairman of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively; and
•
a non-employee director may elect to receive all of the cash compensation set forth above for a given calendar year in the form of fully vested Company common stock, with such cash compensation converted into common stock of the Company based on the per share closing sales price of such stock on the most recent trading day preceding the date the cash is otherwise payable, as determined by the Company in its sole discretion.

In addition, non-employee directors are eligible to receive such equity awards under the Company’s 2020
Equity Incentive Plan, as amended, as may be approved from time to time by our board of directors subject to the recommendations of the Compensation Committee.

We also reimburse our directors for their reasonable out-of-pocket travel expenses in connection with attending meetings of our board and committees.

The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Director Stock Ownership Guidelines

Our board of directors has instituted the following stock ownership guidelines for its non-employee directors to better align our directors’ interests with those of our stockholders. Director guidelines are determined as a multiple of the annual cash retainer for board membership. The director guidelines are established as three times the director’s annual cash retainer. The guideline ownership must be obtained within five years. Director ownership is valuated annually as of December 31 using the highest closing price of the Company’s common stock in the fiscal year of evaluation. Shares that count toward meeting the stock ownership guidelines include shares owned directly, full value awards (e.g., RSUs), vested stock options (spread value) and shares owned directly by the director's spouse, dependent children and/or trust. For fiscal year 2022, all our non-employee directors have either satisfied their ownership requirement or have additional time to satisfy such requirement.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE THREE CLASS III DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2023 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that Ernst & Young LLP is not ratified by our stockholders, the audit committee will review its future selection of Ernst & Young LLP as our independent registered public accounting firm.

Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2022. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table provides information regarding the fees billed for professional services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022	2021
Audit fees(1)	$504,000	$889,310
Audit-related fees(2)	$—	$—
Tax fees(3)	$35,020	$379,157
All other fees(4)	$—	$—
Total fees	$539,020	$1,268,467

(1)
Consists of fees rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10-K and review of the interim financial statements and services normally provided in connection with regulatory filings. Audit fees in 2021 include fees related to the integrated audit of our consolidated financial statements and internal control over financial reporting and professional services performed in connection with our registration statements.
(2)
Consists of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under "Audit fees." No such fees were incurred in fiscal 2022 and fiscal 2021.
(3)
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters.
(4)
Consists of fees for all other services other than those reported above. No such fees were incurred in fiscal 2022 and fiscal 2021.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above for 2022 were approved by our audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: NON-BINDING ADVISORY VOTE ON THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our compensation programs are designed to provide long-term and currently-paid compensation and cash and non-cash compensation for our executive officers in order to align the compensation of our executive officers with our performance on a short-term and long-term basis. This proposal provides stockholders with the opportunity to cast a non-binding, advisory vote on the Company’s executive compensation practices and principles.

In 2022, our stockholders recommended that the non-binding, advisory vote on executive compensation be held every year. Accordingly, we have included this proposal for consideration at the Annual Meeting.

Stockholders should consider the compensation programs and their implementation, including the section entitled “Executive Compensation,” the compensation tables and any other executive compensation disclosure below, and cast a non-binding, advisory vote either to endorse or not endorse our executive compensation programs through the following resolution:

“RESOLVED: That the compensation paid to the Company’s named executive officers in 2022, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby approved by the stockholders of the Company, on a non-binding, advisory basis.”

This vote is being provided pursuant to Section 14A of the Exchange Act. While the vote does not bind our board of directors to any particular action, the board of directors and the compensation committee thereof expects to take into account the outcome of this vote in considering future compensation programs. The next advisory vote on our executive compensation will be at the 2024 Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF proposal three.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023 by:

•
each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•
each of our directors;
•
each of our named executive officers; and beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2023 and shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock is based on 47,637,321 shares of our common stock outstanding and 0 shares of Class B common stock outstanding on March 31, 2023. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Entities affiliated with Soleus Private Equity Fund I, L.P.(1)	4,220,397	8.86%
Entities affiliated with Cormorant Asset Management(2)	3,680,365	7.73%
Tang Capital Partners, LP(3)	3,124,076	6.56%
Named Executive Officers and Directors
Mary Ann Gray, Ph.D.(4)	22,220	*
Sylvia McBrinn(5)	24,850	*
Susan Moran, M.D.(6)	22,220	*
Eric Sievers, M.D.(7)	153,082	*
Jay M. Short, Ph.D.(8)	3,087,612	6.48%
Scott Smith(9)	360,915	*
Lawrence Steinman, M.D.(10)	27,874	*
Christian J. Vasquez(11)	119,081	*
Richard A. Waldron(12)	169,325	*
Edward Williams(13)	11,803	*
All executive officers and directors as a group (10 persons)(14)	3,998,982	8.38%

* Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1)
Based on information contained in a Schedule 13D/A filed with the SEC on January 9, 2023, comprising of (i) 1,167,378 shares of common stock held by Soleus Private Equity Fund I, L.P. (“Soleus LP”), (ii) 3,045,997 shares of common stock held by Soleus Capital Master Fund, L.P. ( “Master Fund”), and (iii) 7,022 shares of common stock held by Guy Levy. Soleus Private Equity GP I, LLC (“Soleus GP”) is the sole general partner of Soleus LP and the sole managing member of Soleus SPV, and Soleus PE GP I, LLC (“Soleus PE GP”) is the sole manager of Soleus GP. Soleus Capital, LLC (“Soleus Capital”) is the sole general partner of Master Fund, and Soleus Capital Group, LLC (“Soleus Capital Group”) is the sole managing member of Soleus Capital. Guy Levy is the sole managing member of Soleus PE GP and Soleus Capital Group. Soleus GP holds voting and dispositive power over the shares held by Soleus LP. Each of Mr. Guy Levy, Soleus GP and Soleus PE GP disclaims beneficial ownership of the shares held by Soleus LP. Soleus Capital holds voting and dispositive power over the shares held by Master Fund. Each of Mr. Guy Levy, Soleus Capital Group and Soleus Capital disclaims beneficial ownership of the shares held by Master Fund. Soleus GP holds voting and dispositive power over the shares held by Soleus SPV. The address of these entities and Mr. Levy is 104 Field Point Road, Greenwich, CT 06830.
(2)
Based on information contained in a Schedule 13G/A filed with the SEC February 14, 2023, comprising of (i) 2,499,250 shares of common stock held by Cormorant Global Healthcare Master Fund, LP (“Fund II”) and (ii) 1,181,115 shares of common stock held by Cormorant Private Healthcare Fund II, LP (“Master Fund”). Cormorant Global Healthcare GP, LLC, and Cormorant Private Healthcare GP II, LLC serve as the general partners of the Master Fund and Fund II, respectively. Cormorant Asset Management, LP serves as the investment manager to the Master Fund and Fund II. Bihua Chen serves as the managing member of Cormorant Global Healthcare GP, LLC, Cormorant Private Healthcare GP II, LLC and the general partner of Cormorant Asset Management, LP. The address of the principal business office for the above referenced entities is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.
(3)
Based on information contained in a Schedule 13G/A filed with the SEC on February 14, 2023 by Tang Capital Partners, LP, Tang Capital Management, LLC and Kevin Tang (collectively, “Tang Capital”) reporting that Tang Capital beneficially owned 3,124,076 shares of common stock, with shared investment power and voting power as to all such shares. The address of Tang Capital is 4747 Executive Drive, Suite 210, San Diego, CA 92121.
(4)
Includes 683 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2023.
(5)
Includes 1,367 shares of common stock that are issuable upon exercise of outstanding options within 60 days of March 31, 2023.
(6)
Includes 683 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2023.
(7)
Includes (i) 3,205 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2023 and (ii) 8,312 shares of common stock that are issuable upon exercise of outstanding options within 60 days of March 31, 2023.
(8)
Includes (i) 1,448,550 shares held by Dr. Short, which includes (x) 23,718 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2023 and (y) 15,333 shares of common stock that are issuable upon exercise of outstanding options within 60 days of March 31, 2023; (ii) 258,727 shares held by Jay M. Short 2020 Irrevocable Gift Trust, which Dr. Short is the trustee of and holds sole voting and dispositive power with respect to the shares; (iii) 793,547 shares held by Carolyn Anderson Short, Dr. Short’s spouse, as to which Dr. Short disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any; (iv) 258,727 shares held by Carolyn Short 2020 Irrevocable Gift Trust, as to which Dr. Short disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any; (v) 302,324 shares held by Capia IP, LLC, which Carolyn Anderson Short is the managing member of and as to which Dr. Short disclaims beneficial ownership, except to the extent of his pecuniary interest therein; and (vi) 50 shares held by Himalaya Parent LLC, which Dr. Short and Carolyn Anderson Short are the managers of and as to which Dr. Short disclaims beneficial ownership of except to the extent of his pecuniary interest therein.
(9)
Includes (i) 14,708 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2023 and (ii) 14,790 shares of common stock that are issuable upon exercise of outstanding options within 60 days of March 31, 2023. Mr. Smith resigned as President of the Company effective as of February 27, 2023.
(10)
Includes 826 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2023.
(11)
Includes (i) 1,122 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2023 and (ii) 2,221 shares of common stock that are issuable upon exercise of outstanding options within 60 days of March 31, 2022.
(12)
Includes (i) 5,609 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2022 and (ii) 6,083 shares of common stock that are issuable upon exercise of outstanding options within 60 days of March 31, 2023.

(13)
Includes 1,388 shares of common stock that are issuable upon exercise of outstanding options within 60 days of March 31, 2023.
(14)
Includes (i) 50,554 shares of common stock that are issuable upon vesting of restricted stock units within 60 days of March 31, 2023 and (ii) 49,494 shares of common stock that are issuable upon exercise of outstanding options within 60 days of March 31, 2023 held by all our executive officers and directors as a group.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 24, 2023 and positions with BioAtla are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Jay M. Short, Ph.D.	65	Co-founder, Chief Executive Officer and Chairman
Richard A. Waldron	69	Chief Financial Officer
Eric Sievers, M.D.	59	Chief Medical Officer
Christian Vasquez	47	Senior Vice President of Finance, Corporate Controller and Secretary

Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors.

Jay M. Short, Ph.D. For a brief biography of Dr. Short, please see “Proposal One: Election of Directors— Nominees to Our Board of Directors.”

Richard A. Waldron has served as the Senior Vice President and Chief Financial Officer of BioAtla since November 2013. Prior to joining us, from January 2011 until his appointment at BioAtla, Mr. Waldron served as an independent consultant to biotechnology, biopharmaceutical and information technology companies, advising management in the areas of finance, strategic planning, corporate partnering and mergers and acquisitions. Prior to his time as an independent consultant, he served as Chief Financial Officer of the Protein Production Division of Intrexon Corporation, a synthetic biology company, and predecessor of Precigen, Inc., from December 2009 to December 2010. Before Intrexon Corporation, Mr. Waldron served as the Chief Financial Officer of SciClone Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company, from March 2001 to April 2008. Prior to SciClone, he served as the Chief Financial Officer of Genelabs, Inc., a publicly-traded biotechnology company, from June 1999 to August 2000, and as the Chief Financial Officer of GeneMedicine, Inc., a publicly-traded biotechnology company, from July 1995 to March 1999. From May 1990 to July 1995, Mr. Waldron served as a Managing Director of Rauscher Pierce Refsnes, Inc., a brokerage and investment banking firm, which merged with Dain Bosworth Inc. in 1997 and subsequently acquired to be part of RBC Capital Markets. Mr. Waldron served as a senior healthcare investment banker at Cowen & Company, LLC from 1985 to 1990. He graduated with honors from Harvard Business School, and magna cum laude from Princeton University.

Eric Sievers, M.D. has served as Chief Medical Officer of BioAtla since June 2019 and has over 25 years of clinical and translational biomedical research experience in multiple settings, including the biotechnology industry, hospital- and clinic-based clinical practice and academia. Dr. Sievers’ most recent position prior to joining us was Chief Medical Officer at Symvivo Corporation, a biotechnology company, from April 2018 to June 2019 where he continues as an advisor. He was Chief Medical Officer at Trillium Therapeutics, an immune-oncology company, from March 2015 to January 2018, where he developed clinical trial strategies and oversaw all clinical development employing a decoy receptor to block the CD47 “do not eat” signal overexpressed by cancer cells. He spent nine years at Seattle Genetics, a biotechnology company, from May 2006 to March 2015, where his leadership role expanded from Senior Medical Director to Senior Vice President of Clinical Development. At Seattle Genetics, Dr. Sievers was closely involved with the development and regulatory approval of ADCETRIS (brentuximab vedotin), an ADC, and led the clinical team and worked closely with Takeda (Millennium) as development partner to design, initiate and enroll four randomized Phase 3 registration trials for ADCETRIS, each of which ultimately resulted in new indications approved by the FDA. Prior to his career at Seattle Genetics, Dr. Sievers was Medical Director at ZymoGenetics, a biopharmaceutical company, from 2003 to May 2006 where he designed and supervised clinical trials of recombinant human interleukin 21 and TACI-Fc5 for patients with cancer and evaluated new oncology opportunities. Before ZymoGenetics, Dr. Sievers was with the Fred Hutchinson Cancer Research Center and the University of Washington for 12 years, from June 1992 to June 2003, where he attained the positions of Assistant Member and Assistant Professor of Pediatrics, respectively, from July 1999 to June 2003. During this time, he served as the lead investigator of Phase 1 and pivotal trials that resulted in the approval of an antibody drug conjugate MYLOTARG® indicated for patients with acute myeloid leukemia. Dr. Sievers performed his pediatrics training at the University of Washington from June 1988 to July 1991. Dr. Sievers received both his medical degree and his B.A. degree from Brown University.

Christian Vasquez has served as Corporate Controller of BioAtla since November 2015, as Vice President of Finance and Secretary of BioAtla since July 2020 and as Senior Vice President of Finance of BioAtla since February 2023. Mr. Vasquez has over 20 years of finance and business experience working with both public and private companies. Prior to joining BioAtla, he spent seven years at Cricket Communications, from October 2008 to October 2015, through its acquisition by AT&T, where his leadership role expanded to Associate Director of Accounting. He began his career with KPMG in their San Diego office’s audit practice. Mr. Vasquez received his BS degree in Accountancy from San Diego State University and is a Certified Public Accountant in the state of California.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) explains the strategy, design, and decision-making related to our compensation programs and practices for our principal executive officer, our principal financial officer and our three other most highly compensated executive officers, referred to collectively as our “NEOs.” This CD&A is intended to provide perspective on the information contained in the tables that follow this discussion.

For fiscal 2022, our NEOs were:

Name	Position
Jay M. Short, Ph.D.	Chief Executive Officer (“CEO”), Cofounder and Chairman of the Board of Directors
Scott Smith*	President
Richard A. Waldron	Chief Financial Officer
Eric Sievers, M.D.	Chief Medical Officer
Christian Vasquez	Vice President of Finance, Controller and Secretary

(*) Mr. Smith resigned from the Company effective February 27, 2023, and he continues to serve as a member of our board of directors.

Executive Summary

Fiscal 2022 Financial and Business Highlights

We are a clinical-stage biopharmaceutical company developing our novel class of highly specific and selective antibody-based therapeutics for the treatment of solid tumor cancer. Our conditionally active biologics (“CAB” or “CABs”) capitalize on our proprietary discoveries with respect to tumor biology, enabling us to target known and widely validated tumor antigens that have previously been difficult or impossible to target.

Since the commencement of our operations, we have focused substantially all of our resources on conducting research and development activities, including drug discovery, preclinical studies and clinical trials of our product candidates, including the ongoing Phase 2 clinical trials of mecbotamab vedotin and ozuriftamab vedotin, establishing and maintaining our intellectual property portfolio, manufacturing clinical and research material through third parties, continuing to build our team, establishing product development and commercialization collaborations with third parties, raising capital, and providing general and administrative support for these operations. Since 2014, such research and development activities have exclusively related to the research, development, manufacture, and Phase 1 and Phase 2 clinical testing of our CAB antibody-based product candidates and the strengthening of our proprietary CAB technology platform and pipeline. We do not have any products approved for sale, and we have not generated any revenue from product sales.

Achievement of Corporate Performance Goals in 2022

In 2022, we achieved key corporate performance goals with respect to certain clinical development milestones, research and development goals, and strategic objectives, as described in more detail in the section titled “Annual Cash Incentive Bonuses—2022 Corporate Goals.” Our key achievements in 2022 included the following:

1.
Creating Short to Mid-Term Value: Executing on the Clinical Pipeline and Building Commercial Capability
•
We executed our goals regarding AXL clinical development programs in sarcoma and non-small cell lung cancer (NSCLC); we implemented circulating tumor cell (“CTC”) assay to support ROR2 melanoma enrollment; and we accelerated clinical development of our CAB CTLA-4 program.
2.
Creating Long-term Value: Research and Development Goals
•
We advanced EpCAM into the clinical stage and advanced additional programs towards a future investigational new drug (IND) filing with the FDA.

3.
Building the Future BioAtla: Corporate Finance and Infrastructure Goals
•
We extended our cash runway through a registered equity financing and our cash spending was below target. We hired a field medical team to help accelerate our clinical programs and expanded our investor relations including quarterly earnings calls. We also advanced due diligence discussions with potential strategic partners.

Looking Ahead

Our mission is to develop and commercialize innovative antibody-based therapeutics for the treatment of solid tumors that are designed to bind depending on the physical and chemical properties of tumors and their microenvironment. Our CAB technology enables us to generate antibodies that bind to their targets under conditions found in the tumor, but not in healthy tissue. We believe that our proprietary technology and approach have the potential to transform cancer therapy by decreasing systemic toxicities and improving efficacy.

Executive Compensation Philosophy and Objectives

We operate in a highly competitive and rapidly evolving market. Our ability to compete and succeed in our market is directly correlated to our ability to recruit, incentivize, and retain talented individuals in the areas of product development, and general and administrative functions. The market for skilled personnel in the biotechnology and biopharmaceutical industries is very competitive. Our Compensation Committee believes that the most effective compensation program is designed to attract and reward talented individuals who possess the skills necessary to support our business objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.

Our Compensation Committee believes executive compensation packages provided to our executives, including the NEOs, should include both cash and stock-based compensation that achieve the following goals:

•
Recruit, motivate and retain highly qualified executive officers who possess the skills and leadership necessary to grow our long-term stockholder value;
•
Reward our executives for achieving or exceeding short-term individual and company goals that drive our growth;
•
Provide long-term retention and incentives to our executives that align their interests with the long-term interests of our Company and our stockholders, thereby incentivizing management to increase stockholder value; and
•
Provide compensation packages that are competitive, reasonable and fair relative to peers and the overall market.

Our Compensation Committee periodically reviews our compensation program design to ensure that it is aligned with the interests of our stockholders and our business goals, and that the total compensation paid to our employees and directors is fair, reasonable and competitive. Our Compensation Committee assesses market best practices in executive compensation to continually refine our programs, which have the following key features:

•
Attract and retain key talent
•
Offer a total compensation program that flexibly adapts to changing economic, regulatory and organizational conditions, and takes into consideration the compensation practices of peer companies.
•
Pay for performance
•
Provide a significant portion of compensation that is at-risk and tied to our financial performance, strategic objectives or stock price.

•
Align executive interests with our stockholders
•
A significant portion of total compensation is either earned based on certain clinical development milestones, research and development goals, and strategic objectives, or varies based on our stock price, which contributes to value creation for our stockholders.

Compensation Governance Highlights

WHAT WE DO	WHAT WE DO NOT DO

☑ Link Pay for Performance: We link pay for performance and stockholder interests by weighting compensation toward short-term cash incentive awards and long-term equity awards which are tied to the value of our share price.

☒ Single Trigger Acceleration: We do not provide for “single trigger” acceleration upon a change of control.

☑ Incentivize a Strong Ownership Mentality: In February 2022, we granted equity awards to our executive officers, which we use to motivate long-term performance and strongly align the interests of our executives with those of our stockholders.

☒ Executive Perquisites: We provide limited perquisites or other personal benefits to certain of our NEOs.

☑ Corporate Strategy Alignment: Our Compensation Committee establishes incentive compensation programs based on metrics that are aligned with our corporate strategy and designed to grow stockholder value.

☒ Tax Gross-Ups: We do not provide tax gross-ups for “excess parachute payments” or any other executive benefits.
☑ Use an Independent Compensation Consultant: Our Compensation Committee retains an independent compensation consultant.	☒ Excessive Executive Retirement Benefits: We do not maintain an executive pension plan or supplemental retirement plan.
☑ Prohibit the Hedging or Pledging of Our Common Stock: Our Insider Trading Policy strictly prohibits hedging and pledging activities by executive officers, employees, and directors.	☒ Excessive or Inappropriate Risk-Taking: Our compensation programs are balanced in order to mitigate undue risks in our programs.

☑ Conduct Compensation Risk Assessments: Our Compensation Committee regularly assesses the risk associated with our compensation policies and practices to ensure they are not reasonably likely to have a material adverse effect on the Company.

☒ Excessive Cash Severance: Our offer letters containing severance provisions do not provide for excessive cash severance in the event of termination.
☒ Repricing: We prohibit repricing of underwater stock options without prior stockholder approval.
☒ Fixed Employment Terms or Salary Increases. We do not enter into employment agreements that provide for fixed terms, automatic compensation increases or equity grants.

Executive Compensation Overview

The Company’s executive compensation program consists of three primary elements: base salaries, annual cash incentives, and long-term equity awards, as described below.

Element of Pay	Structure	Highlights
Base Salary
•
Base salaries are set to be competitive within our industry and are important in attracting and retaining talented executives.
•
Base salaries are fixed pay set with consideration for responsibilities, market data and individual contribution.
•
Reviewed annually and adjusted when appropriate, based on scope of responsibility, performance, experience, and competitive market for executive talent.

•
Fiscal 2022 salaries for each NEO were increased to strengthen alignment with peer group market practices, to recognize performance and contribution to our overall business success, and to better align salaries with overall leadership responsibilities.

Annual Cash Incentive Bonuses
•
Our annual cash incentive award plan is intended to motivate and reward our executives for the achievement of certain short-term strategic and business goals of the Company, as well as individual performance against annual individual goals.
•
Variable compensation paid in cash creates “pay for performance” culture.
•
Performance metrics evaluated annually for alignment with strategy.

•
In 2022, corporate performance goals were based on clinical pipeline, research and development, and other operationally focused goals.
•
Based on achievement, fiscal 2022 annual bonuses were paid out at 90% of the target for corporate goals.

Long-Term Equity Incentives
•
Long-term equity incentives are awarded to encourage executives and other employees to focus on long-term company performance, to promote retention, and to reward outstanding company and individual performance.
•
Stock options align NEOs’ interest with long-term stockholder value creation because the NEO derives value only if our stock price increases.

•
Our Compensation Committee approved granting of stock option awards to our NEOs in 2022 to ensure that a significant portion of our executive compensation consists of unvested long-term incentives. The stock options vest over four years (with a one-year cliff), subject to continued service on each applicable vesting date.

How We Determine Executive Compensation

Role of the Compensation Committee and Management

The Compensation Committee makes recommendations to our board for approval regarding the compensation arrangements of our CEO and our President and approves all compensation arrangements for our other executive officers and NEOs. Our Compensation Committee has numerous resources upon which it relies, including input from our board, CEO and independent consultants. However, the ultimate decision-making authority rests with the Compensation Committee. These decisions are based on a careful review of performance as well as the competitive market environment.

Members of management and advisors and consultants may be invited to participate in meetings, but the Compensation Committee meets regularly in executive session. Our CEO is often present and participates in discussions regarding compensation of our other executive officers. Executives, including our CEO, are not present during deliberations regarding their own performance or compensation.

Role of Compensation Consultant

Since 2020, the Compensation Committee has retained the services of Radford as its independent, external compensation consultant. Radford assists the Compensation Committee in its review of executive and director compensation practices, including the market competitiveness of compensation, executive compensation design, benchmarking with industry peers and other technical considerations including tax and accounting considerations.

For 2022 compensation matters, Radford advised and assisted with the following:

•
executive and director market pay analysis;
•
reviewing and suggesting changes to the compensation peer group; and
•
drafting the “Compensation Discussion and Analysis” for use in our annual proxy statement, if required, and other proxy statement disclosures.

The Compensation Committee regularly evaluates the services Radford provides and has final authority to engage and terminate their services. Our Compensation Committee has assessed Radford’s independence consistent with Nasdaq listing standards and has concluded that the engagement of Radford does not raise any conflict of interest.

Pay Positioning and Compensation Peers

In setting compensation, the Compensation Committee compares base salaries, annual incentive opportunities and long-term compensation for the NEOs to a peer group of similarly sized companies. A key objective of our executive compensation program is to ensure that the overall compensation packages we offer our executives are competitive with the packages offered by companies with which we compete for executive talent. The Compensation Committee consults with its independent compensation consultant to develop a peer group of companies to serve as the basis for comparing our executive compensation program to the market.

When setting fiscal 2022 compensation, our Compensation Committee considered competitive market practices when setting total pay levels. However, competitive market data is only one of several resources made available to the Compensation Committee to assist it in setting executive compensation levels. While referencing peer group compensation levels is helpful in determining market-competitive compensation for our NEOs, our Compensation Committee does not directly tie any pay elements to particular benchmarks within the peer group. Rather, peer data is one consideration, along with employee skills and experience, individual performance, scope of responsibilities, and other factors. The Compensation Committee does not use a formula to determine compensation or as a fixed target.

In developing our peer group, which was approved in June 2021, the Compensation Committee considered the following key qualitative and quantitative considerations:

•
Sector & Stage—US-based, public pre-commercial biopharmaceutical companies;
•
Stage of business—focus on companies in Phase 2 and Phase 3 of clinical trials;
•
Market Capitalization—between approximately $500 million and $5.0 billion (as of the date the peer group was determined); and
•
Headcount—generally under 200 employees.

Following this analysis, the Compensation Committee identified the following 20 companies as our 2021 peer group. The Compensation Committee used the 2021 compensation peer group as a reference for its executive compensation decisions in 2022.

89bio	Evelo Biosciences	Relay Therapeutics
ADC Therapeutics SA	IDEAYA Biosciences	Revolution Medicines
Akero Therapeutics	IGM Biosciences	Scholar Rock
ALX Oncology	Inhibrx	SpringWorks Therapeutics
Arcus Biosciences	Kura Oncology	Turning Point Therapeutics
Crinetics Pharmaceuticals	Mersana Therapeutics	Zentalis Pharmaceuticals
CytomX Therapeutics	Mirum Pharmaceuticals

Elements of Executive Compensation

The Compensation Committee has developed an executive compensation program that consists of the following primary elements:

•
base salary;
•
short-term incentives in the form of an annual cash bonus opportunity; and
•
long-term incentives in the form of equity-based compensation

The relative mix of these components is generally weighted more towards incentive rather than fixed compensation and towards long-term incentive compensation compared to short-term incentive compensation. We believe this relative weighting ensures that the interests of our executives are aligned with those of our stockholders.

Base Salary

2022 BASE SALARY

Philosophy	Considerations
Attract and retain. Provide fixed compensation to attract, retain and motivate highly talented executives.	Salary reviewed and set annually.

Historically, we have not applied specific formulas to determine changes in base salary. Instead, when setting base salaries, the Compensation Committee employs a holistic review of numerous factors using its professional judgment and experience, emphasizing the following: individual contribution; roles and responsibilities; expected future contributions; peer and market salary data of similarly situated executives; and other business priorities of our Company.

In February 2022, the Compensation Committee, after considering the market practice survey data of our peer group provided by Radford, increased the base salaries for each of our NEOs by 4-5%. The increase in compensation of our CEO (Dr. Short) and President (Mr. Smith) was subject to the approval of our board. The Compensation Committee approved the increase in the base salary for each of the NEOs based on individual merit and performance.

The following table summarizes the annual base salary rates of our NEOs at fiscal year-end 2022 compared to 2021.

Executive	2021 Base Salary	2022 Base Salary	Year-over-Year %Increase	Nature of Increase
Jay M. Short, Ph.D.	$659,600	$685,980	4%	Merit
Scott Smith	$550,260	$572,270	4%	Merit
Richard A. Waldron	$435,670	$453,100	4%	Merit
Eric Sievers, M.D.	$405,600	$446,160	4%	Merit
Christian Vasquez	$301,900	$317,000	5%	Merit

Annual Cash Incentive Bonuses

2022 ANNUAL CASH INCENTIVE AWARDS

Philosophy	Target Amount Considerations	Award Design Considerations
Pay for Performance. Establish appropriate short-term performance goals that the Compensation Committee believes will drive our future growth and profitability.	Bonus targets were expressed as a percentage of base salary. Factors used to determine target amounts included: role, scope of responsibilities, internal equity and competitive market data.	Amount earned was determined by reference to achievement against the Company’s 2022 key short-term, strategic corporate goals and (for individuals at VP level and below) individual performance goals.
Reward Achievement. Reward achievement of short-term performance goals.
Align the interests of executives with those of our stockholders.		No minimum guaranteed payout. Payment of cash bonuses were subject to attaining 50% threshold performance of the weighted combination of the corporate performance goals overall.
Bonus payout tied to company performance consistent with 2022 objectives and initiatives.		A maximum, capped payout is set at 125%.
Attract and Retain Executives:
Remain competitive with our peer companies, which generally offer an annual incentive opportunity as a standard element of compensation.		For our CEO and our President, bonuses were approved by the board at the recommendation of the Compensation Committee. For other NEOs, bonuses were approved by the Compensation Committee.

2022 Bonus Opportunities

In February 2022, based on the recommendation of the Compensation Committee, the board approved the 2022 Corporate Bonus Plan (“Bonus Plan”) and certain corporate performance goals applicable for 2022. The corporate performance goals were established by the Compensation Committee, based on its assessment of the Company’s business environment, competitive position, and performance.

The Bonus Plan provided our executives with the opportunity to earn an annual cash bonus that was paid based on the achievement of pre-determined performance goals. Under the Bonus Plan, bonus targets were expressed as a percentage of base salary, with executives potentially earning a bonus based on actual achievement versus the corporate performance goals and (for Mr. Vasquez) individual performance goals. For our NEOs (other than Mr. Vasquez), the achievement of corporate goals was weighted at 100%. For executives at the Vice President level or below (which includes Mr. Vasquez), the achievement of corporate goals was weighted at 75% and the achievement of individual performance goals was weighted at 25%. The table below sets forth the 2022 targets and weighting under the Bonus Plan for each member of our management team. These bonus targets are reviewed annually by the Compensation Committee and adjusted if deemed appropriate by the Compensation Committee. The 2022 targets remained unchanged from 2021.

Function – Level	2022 Target	Corporate	Individual
CEO (Jay M. Short, Ph.D.)	60%	100%	0%
President (Scott Smith)	50%	100%	0%
C-Level (Richard A. Waldron, Eric Sievers, M.D.)	40%	100%	0%
SVP	35%	100%	0%
VP (Christian Vasquez)	30%	75%	25%

The 2022 corporate performance goals consisted of certain clinical development milestones (55% weight), research and development goals (25% weight), and strategic objectives (20% weight), as described in greater detail below. The amount of annual bonus earned depended on whether the Company achieved the performance level for the applicable corporate performance goal. Each of the performance goals was measured independently of the other. Payment of cash bonuses was subject to attaining 50% threshold performance of the weighted combination of the corporate performance goals overall. Actual payouts could range from 50% to 125% of target, based on performance.

The 2022 target annual bonus amount for each NEO was set at a percentage of the executive’s annual base salary as set forth in the table below:

Executive	Bonus Opportunity (as a % of base salary)
Jay M. Short, Ph.D.	60%
Scott Smith	50%
Richard A. Waldron	40%
Eric Sievers, M.D.	40%
Christian Vasquez	30%

2022 Corporate Goals

At the beginning of each year, the Compensation Committee recommends, and the board approves, strategic, operational and/or financial objectives for our Company for the upcoming year, as developed by our NEOs and other members of management. For 2022, bonuses were earned based on achievement against the Company’s 2022 corporate goals. In evaluating the Company’s performance for 2022, the Compensation Committee considered the Company’s achievement of three pre-determined corporate performance goals, as described in the table below.

Corporate Goal	Weighting	Achievement
1. Creating Short to Mid-Term Value: Executing on the Clinical Pipeline and Building Commercial Capability • Accelerate AXL clinical development programs in sarcoma and non-small cell lung cancer (NSCLC). • Accelerate ROR2 clinical development programs in NSCLC, squamous cell head and neck cancer (SCCHN), and melanoma. • Accelerate CTLA-4 program. • Initiate EpCAM bi specific program in the clinic.	55%

Partially Achieved (45/55%)

Delivered on AXL sarcoma and NSCLC; implementing CTC assay to support ROR2 melanoma enrollment; CTLA-4 dose range study ongoing.

•
Advanced AXL clinical development programs in sarcoma and NSCLC to Phase 2 part 2.
•
Advanced ROR2 clinical development programs in NSCLC, SCCHN and melanoma.
•
Initiated CTLA-4 phase 1 dose range study.
•
BA3182 IND submitted to FDA.

2. Creating Long-term Value: Research and Development Goals • Advance priority early pipeline programs in preparation for future investigational new drugs (INDs) filings with FDA.	25%	Partially Achieved (20/25%)
		Advanced EpCAM into clinical stage and other programs towards a future IND filing. • BA3182 (EpCAM) IND submitted to FDA. • Advanced pre-IND activities for several programs.

3. Building the Future BioAtla: Corporate Finance and Infrastructure Goals • Deliver on 2022 Operating Budget. • Strategically partner selective assets to enhance value to BioAtla with focus on pre-clinical assets and geographic partnership of clinical assets. • Align the next generation BioAtla with enhanced drug development expertise and commercial infrastructure to maximize global commercialization (and/or partner selectively).	20%

Over-Achieved (25/20%)

•
Extended our cash runway with $65 million raise via registered equity financing.
•
Managed cash spend below budget.
•
Managed transition to Large Accelerated Filer in 2022 and implemented Section 404(b) of the Sarbanes-Oxley Act.
•
Hired field medical team to help accelerate our clinical programs.
•
We expanded our investor relations process including quarterly earnings calls.
•
We advanced due diligence discussion with potential strategic partners.

2022 Earned Cash Incentives

After reviewing the Company’s actual achievement against the corporate performance goals in 2022, as outlined above, the Compensation Committee determined that 2022 annual bonuses were earned at 90% of target with respect to our NEOs (other than our CEO and our President). This determination was based on the Compensation Committee’s careful consideration of the Company’s achievement of the clinical development milestones, research and development milestones, and strategic objectives for fiscal year 2022. On February 9, 2023, the Compensation Committee recommended, and on February 10, 2023, the board approved, the 2022 cash bonus amounts for our CEO and our President. On February 9, 2023, the Compensation Committee approved the 2022 cash bonus amounts for each of our other NEOs. For Mr. Vasquez, his individual performance was also considered (with a weighting of 25%), and the Compensation Committee determined that his individual achievement would be weighted at 95%.

The annual cash bonus for each NEO was equal to (1) the applicable target annual bonus amount multiplied by (2) the percentage achievement applicable to the weighted combination of the corporate performance goals identified above as achieved by the Company in 2022 (and, in the case of Mr. Vasquez the achievement of certain individual performance goals). The annual cash incentive amounts for the NEOs for 2022 are set forth in the table below.

		Annual Incentive Opportunity		Achievement		Actual
Executive	2022 Base Salary	Target (as % of base salary)	Target	Corporate Goals	Individual Goals	2022 Earned Award
Jay M. Short, Ph.D.	$685,980	60%	$411,588	90%	N/A	$370,429
Scott Smith	$572,270	50%	$286,135	90%	N/A	$257,522
Richard A. Waldron	$453,100	40%	$181,240	90%	N/A	$163,116
Eric Sievers, M.D.	$446,160	40%	$178,464	90%	N/A	$160,618
Christian Vasquez	$317,000	30%	$95,100	90%	110%	$90,345

Long-Term Equity Incentives

2022 EQUITY GRANTS

Philosophy	Considerations for Grant	Vesting Provisions
•
Attract and Retain Executives:
Designed to retain our executive officers and other employees and align their long-term interests with the creation of long-term value for our stockholders. By having a percentage of our executive officers’ target total direct compensation payable in the form of equity that vests over a number of years and, thus, subject to higher risk and longer vesting than cash compensation, our executive officers are motivated to remain employed with us and take actions that will benefit the Company and its stockholders over the long term.
•
Align Interests with Stockholders:
Align the interests of executives with those of stockholders by issuing equity awards for which the value is correlated to our stock price.

•
 Factors used to determine the size of grants include: (i) the responsibilities, past performance, and anticipated future contributions of the NEO; (ii) the competitiveness of the NEO’s overall compensation package with reference to competitive market data; (iii) the NEO’s existing equity holdings; (iv) the extent to which these holdings are vested; and (v) the recommendations of our CEO (other than with respect to his own grant).
•
Balancing retention while maintaining alignment to stock price and stockholder interests.
•
Generally, four-year vesting to encourage long-term retention.
Stock options vest over four years (with a one-year cliff), subject to continued service on each applicable vesting date.

Historically, our executives have generally been awarded an initial new hire equity grant upon commencement of employment. Additional equity grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Equity compensation is a key component of our executive compensation program. Our Compensation Committee has granted equity awards to our NEOs in 2022 to ensure that a significant portion of our executive compensation consists of unvested long-term incentives. The stock options vest over four years (with a one-year cliff), subject to continued service on each applicable vesting date.

We anticipate that our Compensation Committee will grant performance-based equity awards in the future to our executive officers and employees, in order to maintain a significant, long-term alignment between such individuals and our stockholders. The grant of performance-based equity awards will help ensure that a significant portion of our at-risk compensation is performance based. Such awards are intended to set appropriate incentives in place to promote a focus on our long-term strategic objectives.

Executive Employment Arrangements

We have entered into offer letter agreements or employment agreements with each of our NEOs, as further described below. Each of our NEOs’ employment is “at-will” and may be terminated by the Company at any time and for any reason. For a description of the severance agreement that we have entered into with each NEO, please see the section titled “Potential Payments upon Termination or Change in Control” below.

Dr. Short. In March 2007, we entered into a verbal agreement with Dr. Short, which was later memorialized by an employment letter agreement. Pursuant to the employment letter agreement, beginning April 2, 2007, Dr. Short was entitled to an annual base salary of $250,000, which was $685,980 in 2022 with a target bonus equal to 60% of his base salary.

Mr. Smith. On August 2, 2018, we entered into an offer letter agreement with Mr. Smith, whereby Mr. Smith agreed to serve as our President. Pursuant to the agreement, Mr. Smith was entitled to an annual base salary of $500,000 a target discretionary bonus amount of 50% of his base salary, which base salary was $572,270 and target bonus unchanged in 2022.

Mr. Waldron. On October 21, 2013, we entered into an offer letter agreement with Mr. Waldron, whereby Mr. Waldron agreed to serve as our Chief Financial Officer. Pursuant to this agreement, Mr. Waldron was entitled to an annual base salary of $200,000 and a target discretionary bonus of up to $125,000, which base salary was $453,100 and target bonus was 40% of his base salary in 2022.

Dr. Sievers. On June 17, 2019, we entered into an offer letter agreement with Dr. Sievers, whereby Dr. Sievers agreed to serve as our Chief Medical Officer. Pursuant to the agreement, Dr. Sievers was entitled to an annual base salary of $375,000 and a target discretionary bonus amount of 40% of his base salary, which base salary was $446,160 and target bonus unchanged in 2022.

Mr. Vasquez. On October 22, 2015, we entered into an offer letter agreement with Mr. Vasquez, whereby Mr. Vasquez agreed to serve as our Corporate Controller. Pursuant to the agreement, Mr. Vasquez was entitled to an annual base salary of $145,000 and a target discretionary bonus amount of 20% of his base salary, which base salary was $317,000 and target bonus was 30% of his base salary in 2022.

Other Compensation Policies and Practices

Risk Assessment of Compensation Policies and Practices

The Compensation Committee has reviewed the Company’s compensation policies and practices to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing the Company’s compensation philosophy, terms and practices, including the mix of fixed and variable pay and incentive plan structures, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company. The reasons for our Compensation Committee’s determination include the following:

•
A balanced mix of cash and equity, as well as appropriately balanced fixed (base salary) and variable compensation (cash incentives and equity-based awards).
•
Equity awards delivered in the form of stock options and RSUs, subject to vesting over three or four years based on continued service. The value of these awards depends on the performance of our common stock price and thereby aligns employee and executive interests with those of our stockholders over the longer term.
•
Cash incentives based on achieving company performance objectives which reflect both short- and long-term objectives.
•
Payout of variable cash incentives requires a threshold attainment of objectives and has a reasonable maximum (capped payout).
•
General alignment with compensation practices of peer group.
•
General alignment with prevalent low-risk pay practice.

Insider Trading Policy

Our NEOs, employees, and directors are subject to our insider trading policy. Under the terms of our insider trading policy, no employees, contractors, consultants and members of our board of directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in short sales or other hedging or monetization transactions involving our securities, such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan.

Stock Ownership Guidelines

In September 2022, the Compensation Committed adopted the following stock ownership guidelines for our executives to better align the executives’ interests with those of our stockholders. Guidelines are determined as a multiple of the executive’s base salary. The CEO guidelines are established as three times the CEO’s base salary and guidelines for other executive officers are established as one times such executive’s base salary. The guideline ownership must be obtained within five years. Executive officer ownership is evaluated annually as of December 31 using the highest closing price of the Company’s common stock in the fiscal year of evaluation. Shares that count toward meeting the stock ownership guidelines include shares owned directly, full value awards (e.g., time-vested restricted stock and RSUs), vested stock options (spread value) and shares owned directly by the executive's spouse, dependent children and/or trust. For fiscal year 2022, each NEO held the requisite number of shares and was accordingly in compliance with our stock ownership guidelines.

Compensation Clawback Policy

On December 15, 2022, the Compensation Committee adopted the BioAtla, Inc. Compensation Clawback Policy (the “Clawback Policy”). Pursuant to the Clawback Policy, if the Company is required to undertake a restatement, then the Company will recover from any executive officer all erroneously awarded performance-based cash and equity compensation during the three-year period preceding the date the Company determines a restatement was required (without regard to any individual knowledge or responsibility related to the restatement or the recoverable compensation), unless the Compensation Committee determines it impracticable to do so. The Clawback Policy also provides that the Compensation Committee may, in its discretion, undertake such recovery in the event any executive officer has engaged in improper conduct.

Severance and Change in Control Benefits Summary

All of our current NEOs are employed at-will and may be terminated at any time, with or without formal cause. We have entered into arrangements with each of our NEOs which provide for certain severance benefits upon a termination of employment, subject to the executive’s execution of a release agreement acceptable to us. These severance benefits have been provided to our NEOs in order to assist us in recruiting and retaining talented individuals and to align the executives’ interests with the best interests of our stockholders. We believe these severance benefits are consistent with those provided by our peer group and are an essential element of our overall executive compensation package due to the competitive market for executive talent in our industry.

Dr. Short is entitled to certain cash benefits and equity acceleration upon any termination of his employment, which was subject to the occurrence of a change in control (which has already been triggered). Mr. Smith was entitled to certain cash benefits upon a termination without cause under his offer letter.

In addition, we entered into a “double-trigger” severance agreement with each of Messrs. Smith and Waldron, pursuant to which each executive would be entitled to certain cash benefits and accelerated vesting of equity awards in the event of a termination without cause or a resignation for good reason following a change in control, subject to the executive’s execution of a release agreement acceptable to us. Finally, pursuant to the BioAtla, Inc. Management Change of Control Severance Plan, Dr. Sievers and Mr. Vasquez are each entitled to certain cash benefits and accelerated vesting of equity awards in the event of a termination without cause or a resignation for good reason following a change in control, subject to the executive’s execution of a release agreement acceptable to us. These arrangements are considered “double-trigger”, as they require both a change in control as well as a qualifying termination of employment. Our Compensation Committee believes that “double- trigger” provisions preserve morale and productivity, and encourage executive retention in the event of a change in control. These provisions are considered a typical component of a competitive executive compensation program for executives among our 2022 peer group.

A description of the severance benefits provided under our executive officer arrangements is provided below under the heading “Potential Payments Upon Termination or Change in Control.”

Health and Welfare Benefits

All of our current NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our NEOs.

Retirement Plan

We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our NEOs are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The plan provides that each participant may contribute 100% of his or her eligible compensation or the statutory limit, which was $20,500 for calendar year 2022. Participants who are 50 years or older can also make “catch-up” contributions, which in calendar year 2022 may be up to an additional $6,500 above the statutory limit. We may also elect to provide for discretionary profit-sharing contributions, but we did not provide any such contributions in 2022. The 401(k) plan currently does not offer the ability to invest in our securities.

Except as described above, none of our NEOs participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Perquisites

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our NEOs, except as generally made available to all our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes. During fiscal 2022, none of our NEOs received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described above. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Accounting and Tax Considerations

The Compensation Committee considers the deductibility of executive compensation under Section 162(m) of the Code in designing, establishing and implementing our executive compensation policies and practices. Section 162(m) generally prohibits us from deducting any compensation over $1 million per taxable year paid to “covered employees” which generally includes our NEOs. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of BioAtla, Inc., consisting solely of independent directors, has reviewed and discussed with management this Compensation Discussion and Analysis contained in this Proxy Statement and, based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2022.

Compensation Committee:

Sylvia McBrinn, Chair

Dr. Susan Moran

Dr. Lawrence Steinman

Summary Compensation Table

The following table sets forth information with respect to the compensation earned or awarded by the Company to its NEOs for each of the last three or fewer fiscal years in which they were an NEO.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
Jay M. Short, Ph.D.	2022	685,980	1,400	—	1,486,573	370,429	—	2,544,382
Chief Executive Officer,	2021	659,592	1,000		—	356,184	—	1,016,776
Cofounder, and	2020	635,983	3,000	10,246,083	361,423	418,594	—	11,665,083
Chairman of the Board of Directors

Scott Smith (6)	2022	572,270	1,400	—	882,239	257,522	—	1,713,430
President	2021	550,271	1,000		—	247,617	—	798,888
	2020	530,510	3,000	6,353,965	1,807,148	291,005	—	8,985,628

Richard A. Waldron	2022	453,100	1,400	—	514,008	163,116	—	1,131,625
Chief Financial Officer	2021	435,673	1,000	—	—	156,841	—	593,514

Eric Sievers, M.D.	2022	446,160	1,400	—	545,296	160,618	—	1,153,473
Chief Medical Officer	2021	405,600	1,000	—	—	146,016	—	552,616

Christian Vasquez Vice President of Finance, Corporate Controller and Secretary	2022	317,000	1,400	—	196,664	90,345	—	605,409
	2021	266,809	1,000	—	—	78,067	—	345,876

(1)
This column represents base salary earned during the respective full fiscal year.
(2)
This column represents discretionary bonuses earned during the applicable fiscal year. For fiscal year 2022, all full-time employees (including all NEOs) received a lump-sum holiday cash payment of $1,400, which was paid in the discretion of the CEO in December 2022.
(3)
Amounts in this column reflect the aggregate grant date fair value of RSU awards computed in accordance with FASB ASC Topic 718 granted during the applicable period, as discussed in Note 7 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The grant date fair value of each award is measured based on the closing price of the Company’s common stock on the date of grant.
(4)
Amounts in this column reflect the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718 granted during the applicable period, as discussed in Note 7 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The grant date fair value of the options was determined using the Black-Scholes option pricing model based on the fair market value on the date of grant. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each NEO. There can be no assurance that these amounts will ever be realized.
(5)
In the case of Dr. Short and Mr. Smith, our Compensation Committee recommended, and our board approved, and in the case of each of our other NEOs, our Compensation Committee approved, cash bonuses for 2022 for our NEOs under our 2022 Corporate Bonus Plan, which were paid in February 2023. The annual cash bonus for each NEO is equal to (1) the applicable target annual bonus amount multiplied by (2) the percentage achievement applicable to the weighted combination of the corporate performance goals as achieved by the Company in 2022 and, in the case of Mr. Vasquez, the achievement of certain individual performance goals. See “Elements of Executive Compensation—Annual Cash Incentive Bonuses” of the Compensation Discussion and Analysis for more information on the awards made to each NEO under our Bonus Plan for fiscal year 2022.
(6)
Mr. Smith resigned from the Company effective February 27, 2023.

Grants of Plan-Based Awards Table

The following table presents information concerning each grant of an award made to the NEOs during the fiscal year ended December 31, 2022 under any cash or equity incentive plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)		All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(2)
Name	Grant Date	Threshold	Target	Maximum
Jay M. Short, Ph.D.	N/A	$205,794	$411,588	$514,485
	2/22/2022 (3)				337,000	$6.66	1,486,573

Scott Smith	N/A	$143,068	$286,135	$357,669
	2/22/2022 (3)				200,000	$6.66	882,239

Richard A. Waldron	N/A	$90,620	$181,240	$226,550
	2/21/2022 (3)				115,000	$6.75	514,008

Eric Sievers, M.D.	N/A	$89,232	$178,464	$223,080
	2/21/2022 (3)				122,000	$6.75	545,296

Christian Vasquez	N/A	$47,550	$95,100	$118,875
	2/21/2022 (3)				44,000	$6.75	196,664

(1)
Reflects threshold, target and maximum target bonus amounts for fiscal year 2022 performance under our Bonus Plan, as described in “Elements of Executive Compensation—Annual Cash Incentive Bonuses.” These amounts do not necessarily correspond to the actual value received by the NEO.
(2)
Amounts in this column reflect the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718 granted during the applicable period, as discussed in Note 7 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The grant date fair value of the options was determined using the Black-Scholes option pricing model based on the fair market value on the date of grant. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each NEO. There can be no assurance that these amounts will ever be realized.
(3)
The option vests over a period of four years, with 25% of the shares underlying the option vesting on February 21, 2023, and the remainder vesting in 36 substantially equal monthly installments thereafter, subject to NEO’s continued employment through each applicable vesting date.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding each unexercised stock option or unvested stock award held by our NEOs as of December 31, 2022.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

Jay M. Short, Ph.D.	12/7/2020(2)						118,590	$978,368
	12/15/2020(4)	15,494	15,494		$18.00	12/14/2030
	2/22/2022(5)		337,000		$6.66	2/21/2032

Scott Smith	12/7/2020(3)						147,084	$1,213,443
	12/15/2020(4)	77,471	77,471		$18.00	12/14/2030
	2/22/2022(5)		200,000		$6.66	2/21/2032

Richard A. Waldron	12/7/2020(2)						28,045	$231,371
	12/15/2020(4)	15,494	15,494		$18.00	12/14/2030
	2/21/2022(6)		115,000		$6.75	2/20/2032

Eric Sievers, M.D.	12/7/2020(3)						32,052	$264,429
	12/15/2020(4)	38,735	38,736		$18.00	12/14/2030
	2/21/2022(6)		122,000		$6.75	2/20/2032

Christian Vasquez	12/7/2020(2)						5,609	$46,274
	12/15/2020(4)	4,648	4,648		$18.00	12/14/2030
	2/21/2022(6)		44,000		$6.75	2/20/2032

(1)
The market values of the RSUs that have not vested are calculated by multiplying the number of shares underlying the RSUs shown in the table by $8.25, the closing market price of a share of our common stock on December 30, 2022, the last trading day of 2022.
(2)
The RSUs vest over a period of three years, with 50% of the RSUs vested on October 29, 2021, and the remainder vesting in 24 equal monthly installments thereafter, subject to the NEO’s continued employment through each applicable vesting date.
(3)
The RSUs vest over a period of four years, with 25% of the RSUs vested on August 25, 2021, and the remainder vesting in 36 substantially equal monthly installments thereafter, subject to the NEO’s continued employment through each applicable vesting date.
(4)
The option vests over a period of four years, with 25% of the shares underlying the option vested on December 15, 2021, and the remainder vesting in 36 substantially equal monthly installments thereafter, subject to NEO’s continued employment through each applicable vesting date.
(5)
The option vests over a period of four years, with 25% of the shares underlying the option vesting on February 22, 2023, and the remainder vesting in 36 substantially equal monthly installments thereafter, subject to NEO’s continued employment through each applicable vesting date.
(6)
The option vests over a period of four years, with 25% of the shares underlying the option vesting on February 21, 2023, and the remainder vesting in 36 substantially equal monthly installments thereafter, subject to NEO’s continued employment through each applicable vesting date.

Option Exercises and Stock Vested Table

The following table provides information regarding the number of shares of common stock acquired and the value realized pursuant to the vesting of RSUs during fiscal year 2022 for each of our NEOs. None of our NEOs exercised stock options in 2022.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1)
Jay M. Short, Ph.D.	142,308	$898,201
Scott Smith	88,250	$557,007
Richard A. Waldron	33,654	$212,412
Eric Sievers, M.D.	19,230	$121,376
Christian Vasquez	6,731	$42,485

(1)
The value realized on vesting is based on the number of shares underlying the RSU award that vested multiplied by the closing market price of a share of our common stock on the vesting date, except where such vesting date fell on a day that was not a trading day, in which case such value was calculated by multiplying the number of shares acquired on vesting by the closing market price on the trading day immediately prior to the vesting date.

Potential Payments upon Termination or Change in Control

All of our NEOs are employed at-will and may be terminated at any time, with or without formal cause. We have entered into arrangements with each of our NEOs which provide for certain severance benefits upon a termination or change in control, subject to the executive’s execution of a release agreement acceptable to us, as described below.

Individual Severance Arrangements

Dr. Short. In July 2018, we entered into a change in control severance agreement with Dr. Short which provides that, in the event his employment terminates for any reason at any time following a Change in Control (as defined in the severance agreement) then, subject to his execution of a release of claims in our favor, he will receive (i) a severance payment equal to 24 months of his then-current base salary; (ii) a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred; (iii) if Dr. Short’s termination occurs prior to the date bonuses are paid for the immediately preceding year, an amount equal to his full target bonus; and (iv) accelerated vesting of any unvested time-based equity awards then held by him. The severance and bonus payments to Dr. Short are payable as a lump sum within 20 days of the effective date of his release or such later date as required under Section 409A of the Code. In 2020, an event constituting a Change in Control (as defined in the severance agreement) occurred and, accordingly, Dr. Short will be entitled to the severance benefits described above upon his termination of employment with the Company.

Mr. Smith. On August 2, 2018, we entered into an offer letter agreement with Mr. Smith, which provided that if his employment were terminated by the Company without Cause (as defined in the offer letter), he would be entitled to a severance payment equal to 12 months of his base salary, subject to his execution of a release of claims in our favor. In addition, in August 2018, we entered into a change in control severance agreement with Mr. Smith which provided that, in the event his employment were terminated by the Company without Cause or he resigned for Good Reason within the time period beginning three months before a Change in Control (as such terms are defined in the severance agreement) and ending 12 months after a Change in Control, then subject to his execution of a release of claims in our favor, he would receive (i) a severance payment equal to 12 months of his then-current base salary; (ii) a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred; (iii) if the termination occurs prior to the date bonuses are paid for the immediately preceding year, an amount equal to his full target bonus for the prior year; and (iv) accelerated vesting of all outstanding units, shares or options and continuation of the applicable exercise period for all units, shares or options under a separate consulting agreement between the Company and Mr. Smith. The severance and bonus payments to Mr. Smith would be payable as a lump sum within 20 days of the effective date of his release. The severance provisions in Mr. Smith’s agreements were not triggered on account of his resignation from the Company on February 27, 2023.

Mr. Waldron. In July 2018, we entered into a change in control severance agreement with Mr. Waldron which provides that, in the event his employment is terminated by the Company without Cause or he resigns for Good Reason within the time period beginning three months before a Change in Control (as such terms are defined in the severance agreement) and ending 12 months after a Change in Control, then subject to his execution of a release of claims in our favor, he will receive (i) a severance payment equal to 12 months of his then-current base salary;(ii) a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred; (iii) if the termination occurs prior to the date bonuses are paid for the immediately preceding year, an amount equal to his full target bonus for the prior year; and (iv) accelerated vesting of all outstanding units, shares or options and continuation of the applicable exercise period for all units, shares or options under a separate consulting agreement between the Company and Mr. Waldron. The severance and bonus payments to Mr. Waldron are payable as a lump sum within 20 days of the effective date of his release.

Management Change of Control Severance Plan

Dr. Sievers and Mr. Vasquez. On September 15, 2022, the Compensation Committee adopted the BioAtla, Inc. Management Change of Control Severance Plan (the “Severance Plan”). Dr. Sievers and Mr. Vasquez are eligible to participate in the Severance Plan, and our other NEOs are ineligible to participate in the Severance Plan because they have previously entered into individual severance agreements as described above. As participants of the Severance Plan, Dr. Sievers and Mr. Vasquez are eligible to receive the following payments and benefits in the event of a termination by the Company without Cause or a Resignation by the participant with Good Reason, in each case, during the 12-month period following a Change of Control (as such terms are defined in the Severance Plan): (i) a lump sum payment equal to 0.75 times the sum of the participant’s base salary for Mr. Vasquez and 1.0 times the sum of the participant’s base salary for Dr. Sievers; (ii) a prorated portion of the participant’s target bonus amount for the year of termination; and (iii) full vesting of the participant’s outstanding equity awards (assuming target achievement of any applicable performance-based vesting criteria to the extent the performance period has not yet been completed). Receipt of benefits under the Severance Plan is conditioned upon the participant’s execution of a general release of claims and compliance with certain restrictive covenants running in favor of the Company.

For each of our NEOs, the table below estimates the amount of compensation that would be paid in the event of a qualifying termination, as follows: (i) for Dr. Short, a termination by the Company or the executive for any reason; (ii) for Mr. Smith, a termination without cause, or a termination without cause or a resignation for good reason within a change in control period; and (iii) for Mr. Waldron, Dr. Sievers, and Mr. Vasquez, a termination without cause or a resignation for good reason within a change in control period. The amounts shown assume that each of the terminations was effective as of December 31, 2022.

Name	Base Salary Continuation	Cash Bonus	Acceleration Value of Unvested Stock Options (1)	Acceleration Value of Unvested Restricted Stock Units (2)	Total
Jay M. Short, Ph.D.
Termination by Company or Executive for Any Reason (3)	$1,371,960	$411,588	$535,830	$978,368	$$2,761,916
Scott Smith
Termination Without Cause (4)	$572,270	—	—	—	$572,270

Termination Without Cause or for Good Reason within CIC Period (5)	$572,270	$286,135	$318,000	$1,213,443	$2,071,848
Richard A. Waldron
Termination Without Cause or for Good Reason within CIC Period (6)	$453,100	$181,240	$172,500	$231,371	$865,711
Eric Sievers, M.D.
Termination Without Cause or for Good Reason within CIC Period (7)	$446,160	$178,464	$183,000	$264,429	$889,053
Christian Vasquez
Termination Without Cause or for Good Reason within CIC Period (7)	$237,750	$95,100	$66,000	$46,274	$379,124
(1)
The acceleration value for stock option awards is calculated by multiplying the number of unvested shares that would be subject to accelerated vesting by the difference between the closing price per share of our common stock of $8.25 on December 30, 2022 (the last trading day of 2022) and the exercise price of the applicable stock option.
(2)
The acceleration value for RSU awards is calculated by multiplying the number of unvested RSUs that would be subject to accelerated vesting by the closing price per share of our common stock of $8.25 on December 30, 2022 (the last trading day of 2022).

(3)
The change in control severance agreement with Dr. Short provides that, in the event his employment terminates for any reason at any time following a Change in Control (as defined in the severance agreement) then, subject to his execution of a release of claims in our favor, he will receive (i) a severance payment equal to 24 months of his then-current base salary; (ii) a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred; (iii) if Dr. Short’s termination occurs prior to the date bonuses are paid for the immediately preceding year, an amount equal to his full target bonus; and (iv) accelerated vesting of any unvested time-based equity awards then held by him. In 2020, an event constituting a Change in Control (as defined in the severance agreement) occurred and, accordingly, Dr. Short will be entitled to the severance benefits described above upon his termination of employment with the Company. As of December 31, 2022, Dr. Short held 118,590 unvested RSUs and 337,000 unvested in-the-money options with an exercise price of $6.66.
(4)
The offer letter agreement with Mr. Smith provided that if his employment were terminated by the Company without Cause (as defined in the offer letter), he will be entitled to a severance payment equal to 12 months of his base salary, subject to his execution of a release of claims in our favor.
(5)
The change in control severance agreement with Mr. Smith provided that, in the event his employment is terminated by the Company without Cause or he resigns for Good Reason within the time period beginning three months before a Change in Control (as such terms are defined in the severance agreement) and ending 12 months after a Change in Control, then subject to his execution of a release of claims in our favor, he would receive (i) a severance payment equal to 12 months of his then-current base salary; (ii) a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred; (iii) if the termination occurs prior to the date bonuses are paid for the immediately preceding year, an amount equal to his full target bonus for the prior year; and (iv) accelerated vesting of all outstanding units, shares or options and continuation of the applicable exercise period for all units, shares or options under a separate consulting agreement between the Company and Mr. Smith. As of December 31, 2022, Mr. Smith held 147,084 unvested RSUs and 200,000 unvested in-the-money options with an exercise price of $6.66.
(6)
The change in control severance agreement with Mr. Waldron provides that, in the event his employment is terminated by the Company without Cause or he resigns for Good Reason within the time period beginning three months before a Change in Control (as such terms are defined in the severance agreement) and ending 12 months after a Change in Control, then subject to his execution of a release of claims in our favor, he will receive (i) a severance payment equal to 12 months of his then-current base salary;(ii) a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred; (iii) if the termination occurs prior to the date bonuses are paid for the immediately preceding year, an amount equal to his full target bonus for the prior year; and (iv) accelerated vesting of all outstanding units, shares or options and continuation of the applicable exercise period for all units, shares or options under a separate consulting agreement between the Company and Mr. Waldron. As of December 31, 2022, Mr. Waldron held 28,045 unvested RSUs and 115,000 unvested in-the-money options with an exercise price of $6.75.
(7)
As participants of the Severance Plan, Dr. Sievers and Mr. Vasquez are eligible to receive the following payments and benefits in the event of a termination by the Company without Cause or a Resignation by the participant with Good Reason, in each case, during the 12-month period following a Change of Control (as such terms are defined in the Severance Plan): (i) a lump sum payment equal to 0.75 times the sum of the participant’s base salary for Mr. Vasquez and 1.0 times the sum of the participant’s base salary for Dr. Sievers; (ii) a prorated portion of the participant’s target bonus amount for the year of termination; and (iii) full vesting of the participant’s outstanding equity awards (assuming target achievement of any applicable performance-based vesting criteria to the extent the performance period has not yet been completed). As of December 31, 2022, Dr. Sievers held 32,052 unvested RSUs and 122,000 unvested in-the-money options with an exercise price of $6.75. As of December 31, 2022, Mr. Vasquez held 5,609 unvested RSUs and 44,000 unvested in-the-money options with an exercise price of $6.75.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[4]	Value of Initial Fixed $100 Investment Based On:	Net Loss (millions)[6]
					Total Shareholder Return[5]
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$2,544,382	$(3,085,251)	$1,150,984	$(714,603)	$24.26	$106.5
2021	$1,016,776	$(13,221,309)	$1,932,708	$(1,616,290)	$57.72	$95.4

1.
Summary Compensation Table Total for PEO: The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Short (our CEO and Cofounder) for each corresponding year in the “Total” column of the Summary Compensation Table.
2.
Compensation Actually Paid to PEO: The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Short, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Short during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Short’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2022	$2,544,382	$(1,486,573)	$(4,143,060)	$(3,085,251)
2021	$1,016,776	$—	$(14,238,085)	$(13,221,309)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable fiscal year include the addition (or subtraction, as applicable) of the following:
(i)
the year-end fair value (computed consistent with the methodology used for share-based payments under U.S. GAAP) of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;
(ii)
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
(iii)
for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;
(iv)
for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;
(v)
for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and
(vi)
the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	(i) Year End Fair Value of Outstanding and Unvested Equity Awards	(ii) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(iii) Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	(iv) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(v) Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	(vi) Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	—	$(1,349,554)	$(898,201)	$(1,895,305)	—	—	$(4,143,060)
2021	—	$(3,751,713)	$(7,888,442)	$(2,597,930)	—	—	$(14,238,085)

3.
Average Summary Compensation Table Total for Non-PEO NEOs: The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Dr. Short who has served as our CEO since founding BioAtla in 2007) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Dr. Short) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Scott Smith, Richard A. Waldron, Eric Sievers, M.D., and Christian Vasquez; and (ii) for 2021, Scott Smith, Richard A. Waldron, Eric Sievers, M.D., Christian Vasquez, and Carolyn Anderson Short.
4.
Average Compensation Actually Paid to Non-PEO NEOs: The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Dr. Short), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Dr. Short) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Dr. Short) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$1,150,984	$(534,552)	$(1,331,035)	$(714,603)
2021	$1,932,708	$—	$(3,548,998)	$(1,616,290)

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	(i) Average Year End Fair Value of Equity Awards	(ii) Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	(iii) Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	(iv) Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(v) Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	(vi) Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	—	$(605,388)	$(233,320)	$(492,328)	—	—	$(1,331,035)
2021	—	$(1,037,244)	$(2,690,415)	$178,661	—	—	$(3,548,998)

5.
Total Shareholder Return: Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the

Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
6.
Net Loss: The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes various performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following table demonstrates the relationship of the amount of compensation actually paid to Dr. Short and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Short) with the Company’s cumulative TSR over the two years presented in the table.

Compensation Actually Paid vs. Company TSR
$-
$(2,000,000)
$(4,000,000)
$(6,000,000)
$(8,000,000)
$(10,000,000)
$(12,000,000)
$(14,000,000)
$(16,000,000)
Compensation Actually Paid
$200
$150
$100
$50
$-
$(50)
$(100)
Cumulative TSR
(value of initial $100 investment)
2021
2022
$57.72
$24.26
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid and Net Loss

The table below demonstrates the relationship between the amount of compensation actually paid to Dr. Short and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Short) with the Company’s net loss over the two years presented in the table. While the Company does not use net income (or loss) as a performance measure in the overall executive compensation program, the measure of net income or loss is correlated with the corporate finance and infrastructure measures which the Company does use when setting goals in the Company’s short-term incentive compensation program.

Compensation Actually Paid vs. Net Loss
$-
$(2,000,000)
$(4,000,000)
$(6,000,000)
$(8,000,000)
$(10,000,000)
$(12,000,000)
$(14,000,000)
$(16,000,000)
Compensation Actually Paid
2021
2022
$(95.40)
$(106.48)
$(50)
$(60)
$(70)
$(80)
$(90)
$(100)
$(110)
$(120)
$(130)
$(140)
$(150)
Net Loss (millions)
PEO
Average for Non-PEO NEOs
Net Loss (millions)

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our 2020 Equity Incentive Plan (“2020 Plan”) and our Employee Stock Purchase Plan (“ESPP”).

The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding securities		Weighted- average exercise price of outstanding securities ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	3,246,957	(2)	$13.82	(3)	4,082,956	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	3,246,957		$13.82		4,082,956

(1)
Includes our 2020 Plan and our ESPP. For a description of these plans, refer to Note 7 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(2)
Includes 2,736,918 stock options outstanding under the 2020 Plan and 510,039 RSUs outstanding under the 2020 Plan, each as of December 31, 2022.
(3)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and do not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(4)
Includes 3,012,554 shares available for issuance under the 2020 Plan and 1,070,402 shares available for issuance under the ESPP. In addition, the number of shares reserved for issuance under the 2020 Plan automatically increases on January 1 of each year through 2030 by a number of shares of common stock equal to 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by our board of directors. The number of shares reserved for issuance under the ESPP automatically increases on January 1 of each year through 2030 by the number of shares equal to the lesser of (i) 1.0% of the total number of common shares of our common stock outstanding on December 31 of the immediately preceding calendar year (calculated on a fully diluted basis), (ii) 929,658 shares of our common stock or (iii) such lesser number of shares as determined by our board of directors. Pursuant to these provisions, an additional 1,538,461 and 507,950 shares of common stock were added to the 2020 Plan and ESPP, respectively, effective January 1, 2023, which are not reflected in the table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors—Director Compensation,” respectively, since January 1, 2021 the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation.”

Private Placement

On September 28, 2021, we issued and sold shares of our common stock at a purchase price of $28.00 per share in a private placement. In the private placement, we issued and sold (i) 267,900 shares of common stock for an aggregate purchase price of $7,501,200 to an entity affiliated with Guy Levy, who was, at the time of the transaction, a member of our board of directors and a beneficial holder of more than 5% of our capital stock, and (ii) 357,100 shares of common stock for an aggregate purchase price of $9,998,800 to Cormorant Global Healthcare Master Fund, L.P., a beneficial holder of more than 5% of our capital stock, on the same terms as other purchasers in the private placement. The purchasers of the common stock were entitled to specified resale registration rights.

Himalaya Therapeutics SEZC – Clinical Trial Services Agreement

On April 8, 2022, we entered into a Clinical Trial Agreement with Himalaya Therapeutics SEZC. Under the agreement, Himalaya Therapeutics SEZC agreed to provide services related to the initiation of clinical trials for BA3011 in the People’s Republic of China. For the first year following effectiveness of the agreement, the Company has agreed to pay Himalaya Therapeutics SEZC for the full-time use of two of its personnel. Payments are due and payable by BioAtla to Himalaya Therapeutics SEZC on a quarterly calendar basis and are non-refundable. For the twelve months ended December 31, 2022, the Company recognized $0.4 million in research and development expense related to the Clinical Trial Agreement. The Company did not have any amounts due from or due to Himalaya Therapeutics SEZC as of December 31, 2022. Himalaya Therapeutics SEZC is a related party as Dr. Short, our Chief Executive Officer and Chairman of the Board of Directors, and his spouse, Carolyn Anderson Short, serve as directors for Himalaya Therapeutics SEZC, and Carolyn Anderson Short also serves as an officer of such entity.

Underwritten Offering

On November 8, 2022, we completed a follow-on offering under our shelf registration statement on Form S-3 (File No. 333-262528) and a related prospectus supplement pursuant to which we issued and sold shares of our common stock at a purchase price of $6.67 per share in an underwritten offering. In the underwritten offering, we issued and sold (i) 1,499,250 shares of common stock for an aggregate purchase price of $10,000,000 to an entity affiliated with Guy Levy, who was a member of our board of directors until our 2022 Annual Meeting of Stockholders in June 2022 and was a beneficial holder of more than 5% of our capital stock during the year ended December 31, 2022, and (ii) 1,499,250 shares of common stock for an aggregate purchase price of $10,000,000 to Cormorant Asset Management, a beneficial holder of more than 5% of our capital stock, on the same terms as other purchasers in the underwritten offering.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Policies and Procedures for Transactions with Related Persons

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions”. For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our board of directors) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our audit committee or another independent body of our board of directors takes into account the relevant available facts and circumstances including:

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the risks, costs and benefits to us;
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the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
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the terms of the transaction;
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the availability of other sources for comparable services or products; and
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the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2022, with the following exceptions due to administrative errors: a late Form 4 was filed on behalf of Sylvia McBrinn in connection with her acquisition of shares of the Company’s common stock on September 12, 2022; late Form 4 filings were made on behalf of each of Mr. Waldron, Dr. Sievers and Mr. Vasquez, in each case in connection with their annual grant of options, which options were granted on February 21, 2022; late Form 4 filings were made on behalf of each of Dr. Short, Mr. Waldron, Dr. Sievers, Mr. Smith and Mr. Vasquez, in each case in connection with the withholding of shares by the Company to satisfy its income tax and withholding and remittance obligations in connection with the vesting and net settlement of previously reported RSUs, which RSUs were withheld on May 31, 2022; a late Form 4 filing was filed on behalf of Dr. Short in connection with his acquisition of shares of the Company’s common stock pursuant to a pro rata distribution-in-kind of the Company’s common stock to the limited partners of an investment fund on July 7, 2021.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the fiscal year ended December 31, 2022. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Submitted by the Audit Committee

Mary Ann Gray, Ph.D., Chair

Sylvia McBrinn

Edward Williams

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

BioAtla, Inc.

11085 Torreyana Road

San Diego, California 92121

Attn: Investor Relations

Our annual report on Form 10-K for the fiscal year ended December 31, 2022 is also available at www.bioatla.com under “Financials/SEC Filings” in the “Investors” section of our website.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.
Co-founder, Chief Executive Officer and Chairman of the Board of Directors
San Diego, California
April 24, 2023

bioatla P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/BCAB • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-844-331-6705 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/BCABBioAtla, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 17, 2023 TIME: Wednesday, June 14, 2023 8:00 AM, Pacific Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BCAB for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jay M. Short, Ph.D. and Richard A. Waldron (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of BioAtla, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

BioAtla, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1.Election of Class III Directors FOR WITHHOLD For 1.01 Jay M. Short, Ph.D. 1.02 FOR 1.02 Scott Smith FOR 1.03 Edward Williams FOR 2. Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of BioAtla, Inc. for the fiscal year ending December 31, 2023. FOR AGAINST ABSTAIN FOR FOR 3. Approve, by a non-binding advisory vote, the executive compensation of our named executive officers. Note: Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/BCAB Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date